Exhibit 99.2

Investor Relations 314/994-2897

FOR IMMEDIATE RELEASE

Arch Resources Launches New Website

Launch coincides with company’s name change

Website contains detailed content about Arch’s strong commitment to ESG principles

ST. LOUIS, May 15, 2020 – Arch Resources, Inc. (NYSE: ARCH) – in connection with the company’s name change becoming effective today – has launched a new website that details the company’s value proposition, clear strategic direction and strong commitment to environmental, social and governance (ESG) principles. The name change and website underscore Arch’s transition to a premier producer of metallurgical products for the global steel industry.

The new Arch Resources website, www.archrsc.com, includes an overview of the company’s strong commitment to the highest standards of sustainability and industry-leading performance. The site highlights Arch’s initiatives to achieve excellence across a broad spectrum of ESG-related focus areas, including safety, water, air, land, community, people, climate, governance and waste. It details Arch’s strong worker safety record, its excellent environmental compliance performance, and its more than 50 percent reduction in carbon emissions since 2013. The company has also posted a new investor presentation to the website.

“Our name change and the new website reflect Arch’s intensifying focus on metallurgical markets and the global steel value chain, which we believe offer superior long-term return opportunities for our shareholders,” said Paul A. Lang, Arch’s CEO and president. “In combination with iron ore, our metallurgical products are indispensable in the primary production of steel. We expect steel to play an essential role in the revitalization of the global economy as it recovers from the disruption of the COVID-19 pandemic, and in the construction of a new economy supported by mass transit systems, wind turbines and electric vehicles.”

In keeping with its new name, Arch Resources is introducing a new logo that evokes the essential role Arch’s metallurgical products play in the steel value chain. Comprising steel-colored and steel-inspired letters, the new logo emphasizes the widely recognized Arch name, which has long been associated with safety leadership, environmental stewardship and operational excellence.

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Arch Resources is a premier producer of high-quality metallurgical products for the global steel industry. The company operates large, modern and highly efficient mines that consistently set the industry standard for both mine safety and environmental stewardship.

Forward-Looking Statements: This press release contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “should,” “appears,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from the COVID-19 pandemic, including its adverse effects on businesses, economies, and financial markets worldwide; changes in the demand for our coal by the global electric generation and steel industries; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from competition within our industry and with producers of competing energy sources; from our ability to successfully acquire or develop coal reserves; from operational, geological, permit, labor and weather-related factors; from the Tax Cuts and Jobs Act and other tax reforms; from the effects of foreign and domestic trade policies, actions or disputes; from fluctuations in the amount of cash we generate from operations, which could impact, among other things, our ability to pay dividends or repurchase shares in accordance with our announced capital allocation plan; from our ability to successfully integrate the operations that we acquire; from our ability to complete the joint venture transaction with Peabody Energy in a timely manner, including obtaining regulatory approvals and satisfying other closing conditions; from our ability to achieve expected synergies from the joint venture; from our ability to successfully integrate the operations of certain mines in the joint venture; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.

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